DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative Financial Instruments
The Company has stand-alone derivative financial instruments in the form of interest rate swap agreements, which derive their value from underlying interest rates.  These transactions involve both credit and market risk.  The notional amounts are amounts on which calculations, payments and the value of the derivatives are based. Notional amounts do not represent direct credit exposures.  Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any.  Such difference, which represents the fair value of the derivative instruments, is reflected on the Company’s balance sheets as other assets and other liabilities.
The Company is exposed to credit-related losses in the event of nonperformance by the counterparties to these agreements.  The Company controls the credit risk of its financial contracts through credit approvals, limits and monitoring procedures and does not expect any counterparties to fail their obligations.

Derivative instruments are generally either negotiated over-the-counter contracts or standardized contracts executed on a recognized exchange.  Negotiated over-the-counter derivative contracts are generally entered into between two counterparties that negotiate specific agreement terms, including the underlying instrument, amount, exercise prices and maturity.

Derivative Instruments Designated As Hedging Instruments
The Company uses long-term variable rate debt as a source of funds for use in the Company’s lending and investment activities and other general business purposes.  These debt obligations expose the Company to variability in interest payments due to changes in interest rates.  If interest rates increase, interest expense increases.  Conversely, if interest rates decrease, interest expense decreases.  Management believes it is prudent to limit the variability of a portion of its interest payments and, therefore, generally hedges a portion of its variable-rate interest payments.  To meet this objective, management entered into an interest rate swap agreement, characterized as a cash flow hedge, whereby the Company receives variable interest rate payments determined by three-month LIBOR in exchange for making payments at a fixed interest rate.

At December 31, 2013 and 2012, the information pertaining to the outstanding interest rate swap agreement used to hedge variable rate debt is as follows:

	December 31,
	2013	2012
	(Dollars in Thousands)
Notional amount	$8,000	$8,000
Weighted average fixed pay rate	2.44%	2.44%
Weighted average variable receive rate	0.24%	0.31%
Weighted average maturity in years	2.0	3.0
Unrealized loss relating to interest rate swap	$312	$470

At December 31, 2013 and 2012, the unrealized loss related to the above mentioned interest rate swap was recorded as a derivative liability. Changes in the fair value of an interest rate swap designated as a hedging instrument of the variability of cash flows associated with long-term debt are reported in other comprehensive income (loss). These amounts are subsequently reclassified into interest expense as a yield adjustment in the same period in which the related interest on the long-term debt affects earnings.

Risk management results for the years ended December 31, 2013 and 2012 related to the balance sheet hedging of long-term debt indicate that the hedge was 100% effective and that there was no component of the derivative instrument’s loss which was excluded from the assessment of hedge effectiveness.

The Company’s derivative contract contains a provision establishing a collateral requirement (subject to minimum collateral posting thresholds) based on the Company’s external credit rating.  If the Company’s junior subordinated debt rating was to fall below the level generally recognized as investment grade, the counterparty to such derivative contract could require additional collateral on the derivative transaction in a net liability position (after considering the effect of bilateral netting arrangements and posted collateral).  The Company had previously posted collateral of $600,000 in the normal course of business for a derivative instrument, with a credit-related contingent feature, that was in a net liability position at December 31, 2012. During the fourth quarter of 2013, the posted collateral was reduced to $400,000 for the derivative instrument, with a credit-related contingent feature, that was in a net liability position at December 31, 2013.

Derivative Instruments Not Designated As Hedging Instruments
Certain derivative instruments do not meet the requirements to be accounted for as hedging instruments.  These undesignated derivative instruments are recognized on the consolidated balance sheets at fair value, with changes in fair value recorded in other noninterest income.

Interest Rate Swap Agreement - During the first quarter of 2012, management entered into an interest rate swap agreement that does not meet the strict hedge accounting requirements of FASB's "Derivatives and Hedging" standard to manage the Company's exposure to interest rate movements and other identified risks. Changes in fair value of this instrument are recorded as a component of noninterest income. At December 31, 2013 and 2012 information pertaining to the Company's interest rate swap agreement not designated as a hedge is as follows:

	December 31,
	2013	2012
	(Dollars in Thousands)
Notional amount	$15,000	$15,000
Weighted average fixed pay rate	1.26%	1.26%
Weighted average variable receive rate	0.25%	0.35%
Weighted average maturity in years	3.0	4.0
Unrealized loss relating to interest rate swap	$174	$379

The Company reported a gain in fair value on the interest rate swap not designated as a hedge of $205,000 in noninterest income for the year ended December 31, 2013 and a loss in fair value of $379,000 in noninterest income for the year ended December 31, 2012.

Derivative Loan Commitments - Mortgage loan commitments are referred to as derivative loan commitments if the loan that will result from exercise of the commitment will be held for sale upon funding.  The Company enters into commitments to fund residential mortgage loans at specified times in the future, with the intention that these loans will subsequently be sold in the secondary market.  A mortgage loan commitment binds the Company to lend funds to a potential borrower at a specified interest rate and within a specified period of time, generally up to 60 days after inception of the rate lock.

Outstanding derivative loan commitments expose the Company to the risk that the price of the loans arising from exercise of the loan commitment might decline from inception of the rate lock to funding of the loan due to increases in mortgage interest rates.  If interest rates increase, the value of these loan commitments decrease. Conversely, if interest rates decrease, the value of these loan commitments increase.  The notional amount of undesignated mortgage loan commitments was $3.1 million and $7.8 million at December 31, 2013 and 2012, respectively.  At December 31, 2013 and 2012, the fair values of such commitments were a net asset of $14,000 and $10,000, respectively.

Forward Loan Sale Commitments - To protect against the price risk inherent in derivative loan commitments, the Company utilizes “mandatory delivery” forward loan sale commitments to mitigate the risk of potential decreases in the values of loans that would result from the exercise of the derivative loan commitments.

With a “mandatory delivery” contract, the Company commits to deliver a certain principal amount of mortgage loans to an investor at a specified price on or before a specified date.  If the Company fails to deliver the amount of mortgages necessary to fulfill the commitment by the specified date, it is obligated to pay a “pair-off” fee, based on then-current market prices, to the investor to compensate the investor for the shortfall.

The Company expects that these forward loan sale commitments will experience changes in fair value opposite to the change in fair value of derivative loan commitments.  The notional amount of undesignated forward loan sale commitments was $3.6 million and $5.9 million at December 31, 2013 and 2012, respectively.  At December 31, 2013 and 2012, the fair value of such commitments were a net asset of $8,000 and $3,000, respectively.

Interest Rate Risk Management - Derivative Instruments
The following table presents the fair values of derivative instruments as well as their classification on the consolidated balance sheets at December 31, 2013 and 2012.

		December 31, 2013		December 31, 2012
	Balance Sheet Location	Notional Amount	Estimated Fair Value	Notional Amount	Estimated Fair Value
		(In Thousands)
Derivative designated as hedging instrument:
Interest rate swap	Other Liabilities	$8,000	$(312)	$8,000	(470)
Derivatives not designated as hedging instruments:
Interest rate swap	Other Liabilities	15,000	(174)	15,000	(379)
Derivative loan commitments	Other Assets	3,129	14	7,844	10
Forward loan sale commitments	Other Assets	3,581	8	5,919	3